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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement on Form S-4 of Tyco International Ltd. of our report dated February 5, 2001, included in Scott Technologies, Inc.'s Form 10-K for the year ended December 31, 2000 and to all references to our firm included in this Registration Statement.

Cleveland, Ohio
March 26, 2001